Docusign Envelope ID: FCF63BB3-FAF9-83BE-83F5-C37F17332239 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Docusign Envelope ID: FCF63BB3-FAF9-83BE-83F5-C37F17332239 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Docusign Envelope ID: FCF63BB3-FAF9-83BE-83F5-C37F17332239 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Docusign Envelope ID: FCF63BB3-FAF9-83BE-83F5-C37F17332239 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Docusign Envelope ID: FCF63BB3-FAF9-83BE-83F5-C37F17332239 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Docusign Envelope ID: FCF63BB3-FAF9-83BE-83F5-C37F17332239 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Docusign Envelope ID: FCF63BB3-FAF9-83BE-83F5-C37F17332239 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Docusign Envelope ID: FCF63BB3-FAF9-83BE-83F5-C37F17332239 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Docusign Envelope ID: FCF63BB3-FAF9-83BE-83F5-C37F17332239 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Docusign Envelope ID: FCF63BB3-FAF9-83BE-83F5-C37F17332239 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW